UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2021

HENNESSY CAPITAL INVESTMENT CORP. VI

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40846	86-1626937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3415 N. Pines Way, Suite 204 Wilson, Wyoming	83014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (307) 201-1903

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-third of one Redeemable Warrant	HCVIU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	HCVI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, included as part of the Units	HCVIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2021, Hennessy Capital Investment Corp. VI (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-254062) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 10, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated September 28, 2021, by and among the Company and Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named in Schedule A thereto, a copy of which is attached as Exhibit 1.1 hereto and incorporated by reference herein.

●	A Warrant Agreement, dated September 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference herein.

●	A Letter Agreement, dated September 28, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Hennessy Capital Partners VI LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

●	An Investment Management Trust Agreement, dated September 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

●	A Registration Rights Agreement, dated September 28, 2021, by and among the Company, the Sponsor and certain other securityholders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

●	An Administrative Support Agreement, dated September 28, 2021, by and between the Company and Hennessy Capital Group LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference herein.

●	A Private Placement Warrants Purchase Agreement, dated September 28, 2021 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference herein.

●	Indemnity Agreements, by and between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated by reference herein.

●	Subscription Agreements, each dated July 7, 2021 (each as subsequently amended, collectively the “BlackRock Subscription Agreements”), by and among the Company, the Sponsor and certain funds and accounts managed by subsidiaries of BlackRock, Inc. (collectively, “BlackRock”), the form of which was previously filed as Exhibit 10.8 to the Registration Statement and is incorporated by reference herein.

●	The Subscription Agreement, dated July 8, 2021 (as subsequently amended, the “DE Shaw Subscription Agreement”), by and among the Company, the Sponsor and D. E. Shaw Valence Portfolios, L.L.C. and solely with respect to the purchase of the Founder Shares, its wholly-owned subsidiary D. E. Shaw Valence Investments (Cayman) Limited (collectively, “DE Shaw”), the form of which was previously filed as Exhibit 10.11 to the Registration Statement and is incorporated by reference herein.

●	The Subscription Agreement, dated July 9, 2021 (as subsequently amended, the “Arena Subscription Agreement”), by and among the Company, the Sponsor and Arena Capital Advisors, LLC, for and on behalf of the funds and accounts it manages (“Arena”), the form of which was previously filed as Exhibit 10.9 to the Registration Statement and is incorporated by reference herein.

●	Subscription Agreements, each dated July 9, 2021 (each as subsequently amended, collectively the “Highbridge Subscription Agreements”), by and among Company, the Sponsor and Highbridge Tactical Credit Master Fund, L.P. and Highbridge SPAC Opportunity Fund, L.P. (collectively, “Highbridge”), the form of which was previously filed as Exhibit 10.12 to the Registration Statement and is incorporated by reference herein.

●	The Subscription Agreement, dated July 8, 2021 (as subsequently amended, the “Apollo Subscription Agreement”), by and among Company, the Sponsor, Apollo SPAC Fund 1, L.P., Apollo Atlas Master Fund, LLC, Apollo A-N Credit Fund (Delaware), L.P., Apollo Credit Strategies Master Fund Ltd. and Apollo PPF Credit Strategies, LLC (collectively, “Apollo”), the form of which was previously filed as Exhibit 10.13 to the Registration Statement and is incorporated by reference herein.

●	The Subscription Agreement, dated September 28, 2021 (the “Antara Subscription Agreement”), by and among the Company, the Sponsor and Antara Capital Total Return SPAC Master Fund LP (“Antara”), a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference herein.

●	Subscription Agreements, by and among the Company, the Sponsor and each of four other unaffiliated qualified institutional buyers or institutional accredited investors, on behalf of one or more funds that they advise or manage (collectively, and together with BlackRock, DE Shaw, Arena, Highbridge, Apollo and Antara, the “Investors”), the form of which was previously filed as Exhibit 10.15 to the Registration Statement and is incorporated by reference herein (such agreements being referred to collectively, and together with the BlackRock Subscription Agreements, the DE Shaw Subscription Agreement, the Arena Subscription Agreement, the Highbridge Subscription Agreements, the Apollo Subscription Agreement and the Antara Subscription Agreement, in each case as amended, as the “Investor Subscription Agreements”).

●	An Amendment No. 1 to Subscription Agreement, by and among the Company and each of the Investors, the form of which was previously filed as Exhibit 10.16 to the Registration Statement and is incorporated by reference herein, which amended certain terms of each of the Investor Subscription Agreements.

The foregoing description is qualified in its entirely by reference to full text of the applicable agreement, each of which is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on October 1, 2021, the Company completed the private placement and sale of an aggregate of 6,666,667 warrants to purchase one share of Class A Common Stock (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $10.0 million. Among the Private Placement Warrants, 2,099,999 Private Placement Warrants were purchased by the Sponsor pursuant to the Private Placement Warrants Purchase Agreement and 4,566,668 Private Placement Warrants were purchased in the aggregate by the Investors pursuant to the Investor Subscription Agreements.

The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor, the Investors or their respective permitted transferees, (i) will not be redeemable by the Company (except if the Reference Value (as defined in the Registration Statement) is less than $18.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), in which case the Private Placement Warrants must also concurrently be called for redemption on the same terms as the outstanding Warrants), (ii) may not (including the shares of Class A Common Stock issuable upon the exercise of such Private Placement Warrants), subject to certain limited exceptions as described in the Registration Statement, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised on a cashless basis and (iv) the holders thereof (including with respect to the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) are entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales of the Private Placement Warrants. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 28, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated by reference herein. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated by reference herein.

Item 8.01. Other Events.

A total of $300,000,000, comprised of $294,000,000 of the proceeds from the IPO (which amount includes $10,500,000 of the underwriters’ deferred discount) and $6,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On September 28, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 28, 2021, by and among the Company, Citigroup Global Markets Inc. and Barclays Capital Inc., as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated September 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated September 28, 2021, by and among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated September 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated September 28, 2021, by and among the Company, the Sponsor and certain other securityholders of the Company.

10.4	Administrative Support Agreement, dated September 28, 2021, by and between the Company and Hennessy Capital Group LLC.

10.5	Private Placement Warrants Purchase Agreement, dated September 28, 2021, by and between the Company and the Sponsor.

10.6	Form of Indemnity Agreement, dated September 28, 2021, by and between the Company and each of the officers and directors of the Company.

10.7	Subscription Agreement, dated September 28, 2021, by and among the Company, the Sponsor and Antara Capital Total Return SPAC Master Fund LP.

99.1	Press Release, dated September 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2021

Hennessy Capital Investment Corp. VI

By:	/s/ Nicholas A. Petruska
	Name:	Nicholas A. Petruska
	Title:	Chief Financial Officer

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